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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                      DATE OF REPORT:  MARCH 14, 2003


                         COMMISSION FILE NUMBER 001-15081



                             UNIONBANCAL CORPORATION




                       STATE OF INCORPORATION: CALIFORNIA
                 I.R.S. EMPLOYER IDENTIFICATION NO. 94-1234979


                             400 CALIFORNIA STREET
                          SAN FRANCISCO, CA 94104-1302
                              TEL. (415) 765-2969







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Item 9.     REGULATION FD DISCLOSURE

The written statements of the chief executive officer and chief financial officer of UnionBanCal Corporation (the "Registrant") with respect to the Registrant's Annual Report on Form 10-K (the "Annual Report") for the period ended December 31, 2002, filed with the Securities and Exchange Commission on March 14, 2003, as required by section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), accompanied the Registrant's Annual Report as additional correspondence.

Copies of the written statements are furnished herewith as Exhibits 99.1 and 99.2:

 EXHIBIT NO.   DESCRIPTION
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    99.1       Written  Statement by the Chief  Executive  Officer under Section
               906 of Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350)

    99.2 Written Statement by the Chief Financial Officer under Section 906 of Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350)




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 14, 2003

                                         UNIONBANCAL CORPORATION

                                    By    /S/ DAVID I. MATSON
                                       -----------------------------
                                              David I. Matson
                                          Chief Financial Officer
                                         (Duly Authorized Officer)













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                                 EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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   99.1        Written  Statement by the Chief  Executive  Officer under Section
               906 of Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350)

   99.2 Written Statement by the Chief Financial Officer under Section 906 of Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350)